EXHIBIT 10.2

                         LEASE BETWEEN CASA FLYNN, LLC.

                                      AND

                            TOP GROUP HOLDINGS, INC.

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EXHIBIT 10.2


                                COMMERCIAL LEASE


                                     Between

                                 CASA FLYNN, LLC


                                       And

                             TOP GROUP HOLDINGS INC



                             INDEX TO LEASE CLAUSES



Abandonment, pg. 15
Arbitration, pg 12
Assignment & Subletting, pg 12
Attorney's Fees, pg. 14
Business Hours, pg 3
Cleanliness, pg 15
Condemnation, pg 13
Condition of Premises,  pg 12
Covenants  and Quiet  Enjoyment,  pg. 2
Damage to Exterior of Bldg,  pg .15
Default,  pg 9
Delinquent Payments, pg. 6
Demised Premises,  pg.  2
Entire  Agreement,  pg 17
Entry  by  Lessor,  pg 14
Estoppel Certificate,  pg 16
Failure/Interruption of Service, pg 15
Fictitious Business Name, pg 17
Fire Clause, pg 9
Holding Over, pg 5
Indemnification of Lessor, pg. 17
Insurance & Indemnity, pg 7
Interpretation, pg. 16
Last Month's Rent and Security Deposit, pg 3
Laws & regulations, pg 14
Liens, pg. 15
Notices, pg. 16
Nuisance, pg. 15
Option Annual Rent Adjustment, pg 5
Options, pg. 3
Parties, pg 2
Recordation, pg 14
Re-entry on Default, pg, 11
Removal of Furnishings/Fixtures, p. 16
Rentai Adjustments, pg 3
Rent: Minimum, pg 3
Repairs, pg  12
Sale or Transfer of Premises, pg 15
Sidewalk Obstructions, pg. 6
Signs, pg 5
Subordination, pg. 7
Subrogation Waiver, pg 8
Taxes, pg. 6
Term, pg 3
Use, Permits, Licenses, pg 2
Utilities, pg 17


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                                      LEASE



PARTIES: This Lease executed in duplicate and entered into this _______ day of May, 2005, between CASA FLYNN, L.LC (a California Limited Liability Company); hereinafter called "Lessor", and TOP GROUP HOLDINGS INC.; hereinafter called "Lessee", without regard to number or gender


                                   WITNESSETH




Now, therefore, it is agreed between the parties hereto as follows:


2

          DEMISED PREMISES: Lessor hereby leases, demises and lets unto Lessee, and Lessee hereby leases, hires, and takes from Lessor on the terms and conditions hereinafter set forth, those certain premises, together with the appurtenances, hereinafter called the demised premises, together with the non-exclusive right and license in common with other lessees, lessors and occupants of the demised premises and their customers, invitees and employees, to use the common areas, hereinafter defined, situated in the City and County of San Francisco, State of California, and commonly known as:

                               1719 Powell Street

          and further described as follows:

          The demised premises consist of approximately 4,100 rentable square feet on the ground floor and is located in the building at 1717 Poweil Street, known as Block #101, Lot 5, on the San Francisco County Assessor's records, which consists generally of a commercial office building For the purposes of this Lease and for providing a basis for computations as may be required under the terms herein, the demised premises shall be deemed to be approximately 4,000 usable square feet subject to actual measurement under BOMA standards for office buildings; which represents 44% of the total square footage for the building


3 COVENANTS AND QUIET ENJOYMENT: Said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth As a material part of the consideration for this Lease, Lessee covenants to keep and perform each and all of the said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance and Lessor covenants that, provided Lessee keeps and performs all of the said terms, covenants and conditions, including the payment of rental, hereinafter peaceably and quietly have, hold and enjoy premises without interference by Lessor.


4. USE, PERMITS, LICENSES: Lessee agrees to use and occupy the premises during the term hereof for the purpose of general retail use or other permitted use, exclusive of any food service use and for no other purpose whatsoever without the written consent of Lessor which shall not be unreasonably withheld Lessee shall not use or permit said premises, or any other part thereof to be used, for any purpose or purposes other than the purpose or purposes for which said premises are hereby leased;


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          and no use shall be made of said  premises,  or acts done,  which will increase the existing rate of insurance upon the building in which the premises may be located over the standard rate of insurance prevailing in the area in which the premises are located, or cause a cancellation of any insurance policy covering said building or any part thereof, nor shall Lessee sell, or permit to be kept, used or sold, in or about the premises any article which may be prohibited by the standard form of fire insurance policies as the same may provide from time to time Lessee shall, at its sole cost and expense comply with any and all
          requirements,   pertaining   to  said   premises,   by  any  insurance
          organization or company necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.


5 BUSINESS HOURS: Lessee may continuously, during the entire term hereof, conduct and carry on Lessee's aforesaid use in the demised premises and may keep said premises open for such use thereon during each and any day for such number of hours each day as is customary for Lessee's use


6 TERM; The term of this Lease shall be three (3) years, commencing July 1, 2005 (or sooner based on completion of tenant improvements by Lessor) and ending in thirty-six (36) months.


7. LAST (FUTURE) MONTH'S RENT AND SECURITY DEPOSIT: Lessor acknowledges receipt hereof of the twenty-fifth month's rent (July, 2007) of Eight Thousand Two Hundred Dollars ($8,200,00) Lessor also acknowledges receipt of Sixteen Thousand Four Hundred Dollars ($16,400 00) as security deposit Said sums shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the term hereof

8 RENT: MINIMUM: Lessee agrees to pay minimum monthly rental on the first day of each calendar month throughout the first year of the initial term without deduction or offset as foilows: Eight Thousand Two Hundred Dollars ($8,200.00) industrial gross Said amount shall be made payable to "CASA FLYNN" and delivered to 1717 Powell Street, #300, San Francisco, CA 94133 The first month's rent of $8,200, the security deposit and future month's rent are to be paid upon lease execution

9 RENTAL ADJUSTMENTS: The minimum monthly rent shall be remain as Eight Thousand Two Hundred Dollars ($8,200 00) for the initial term of the lease


10. OPTION: Lessor hereby grants to Lessee the option to extend the term of this Lease for one two (2) year term beginning July 1, 2008 and ending June 30, 2010, by giving Lessor written notice no later than six months prior to the expiration of the previous term, specifically December 1, 2007 Said notice shall be of Lessee's election to extend the term of this Lease (the "Option Notice") on the terms and conditions herein specified, provided that, at the time of giving the Option Notice, if Lessee is in default, the Option Notice shall not be effective and the extending term shall not commence and this Lease shall expire at the end of the initial term The minimum monthly rent for the first year of the option period shall be the then prevailing market rent for similar commercial property located in the same neighborhood area of San Francisco. Upon Lessor's receipt of Lessee's

          Option Notice, Lessor shall provide Lessee with Lessor's estimate of the fair market rental value along with supporting market data after which Lessee and Lessor shall begin good faith negotiations for the new minimum monthly rental rate If Lessee and Lessor have not reached an agreement as to the fair market rental value of the demised premises within the first sixty (60) days immediately following the date of the Option Notice, either party may, upon written notice to the other, force the matter to be determined in accordance with subsequent provisions of this Lease section. In any event, if Lessor and Lessee have been unable to reach agreement by a date that is ninety (90) days prior to the commencement of this Option Term, then the fair market rental value of the Demised Premises shall be automatically determined as follows:

          Lessor and Lessee shall each appoint an appraiser, which appraisers must have at least five years of current experience appraising commercial real property in the County of San Francisco Said appraisers, to be qualified, shall hold the highest professional designation awarded by one or more of the following organizations:
          A1REA, SREA or such successor organization as may then be preeminent in the field of real estate appraisal The appraisers appointed shall each independently prepare their appraisals in accordance with the Code of Ethics of the American Institute of Real Estate Appraisers or such successor organization as may then be preeminent

          The value to be determined by the appraisers shall be the then applicable fair market rental value of the Demised Premises, which definition shall be "the probable rental expectancy if the property were available for renting at the time of its estimation; the rental warranted to be paid on the open real estate market based on current rentals being paid for comparable space, as distinguished from contract rent under an existing lease". In considering fair market rental value, the appraisers shall base their conclusions on the then highest and best use of the Demised Premises, shall not be bound by the use to which the Lessee has put the property, and shall consider the age and condition of the property Each appraiser's estimate of fair market rental value shall specifically take into consideration all non-cash items in its comparable rental properties such as free rent and tenant improvements allowances In concluding their estimates of fair market rental value, the appraisers shall deduct from the estimates of the fair market rental value of the Demised Premises, any rental value associated with Lessee's improvements, to the extent that said improvements were actually made by and at the expense of Lessee. Nothing herein contained shall be construed to convey any credit to the Lessee for routine maintenance work that the Lessee is required to perform under the terms of this Lease Finally, in concluding the fair market rental values, the appraisers shall assume that ail conditions of this Lease would be imposed upon the renter if the Demised Premises were offered in the market place on the valuation date with the exception of the current rent then provided for in this Lease

          Within  forty-five  (45) days of their  appointments,  the  appraisers shall each complete a written, fully documented report indicating their independent conclusions as to the fair market rental value The appraisers shall submit, simultaneously to each party to this Lease, a complete copy of their reports. If the two opinions of fair market rental value are within ten (10%) percent of each other, they shall be averaged and that average shall be the fair market rental value of the Demised Premises, which shall be the new minimum monthly rent during the first year of the Option Term. If the opinions of fair market rental value are not within the said ten (10%) percent and the Lessor and Lessee are unable to agree on a minimum rent at that point, then the two appraisers shall meet for a period not to exceed five (5) days in an attempt to reconcile any differences between their respective reports in order to determine whether such reconciliation would bring the value conclusion within said ten (10%) percent spread If reconciliation results in bringing the value conclusion within the ten (10%) percent above described, then the average shall be the fair market rental value of the Demised Premises

          However, if after said five (5) days, the two appraisers are not able to reconcile their differences, Lessor and Lessee shall, within ten
          (10) days, refer this determination of the fair market rental value of the Demised Premises to the American Arbitration Association (hereinafter: the "AAA") at its San Francisco California Office (or an equally preeminent successor organization) for binding arbitration in accordance with the Commercial Arbitration Rules of that Association The said arbitration shall be conducted by three (3) arbitrators (hereinafter "the arbitration panel") appointed by the AAA, each with qualifications and experience at least equal to that of the appraisers heretofore appointed by Lessor and Lessee The arbitration panel appointed by the AAA shall not be required to make any independent appraisal study of the Demised Premises Rather, said arbitration panel shall convene such hearings as are necessary to reach a binding decision as to the fair market rental value of the Demised Premises Each of the parties, Lessor and Lessee, shall be entitled to representation at the hearings and further shall be entitled to present witnesses in addition to the two (2) appraisers originally appointed The arbitration panel appointed by the AAA shall be the final authority on procedural rules and shall cause a final and binding resolution of the matter to be rendered as quickly as possible after their appointment if the decision of the arbitration panel is delayed beyond the commencement date of this Option Term, any fair market rental value award shall be retroactive to that date If any delay is caused by any unreasonable action on the part of one party, the other party (Lessor or Lessee) may petition the arbitration panel for an interest penalty equal to the six-month Treasury Bill rate and the arbitration panel shall be the sole authority as to whether or not such interest payment should be made.

          Each party (Lessor and Lessee) shall pay the cost of its own appraiser, its own attorneys and other witnesses. Both parties shall pay the costs of the AAA and any of the arbitration panel's hearing costs or expenses jointly

11. OPTION RENTAL ADJUSTMENTS: COST OF LiVING INDEX: The minimum monthly rent of the option period shall remain the initial rent adjusted to market value for the two year option term










12 HOLDING OVER: Any holding over after the expiration of the term of this Lease, with the written consent of the Lessor, shall be construed to be a tenancy from month to month, and shall be on the terms and conditions herein specified, so far as applicable, with the minimum rent to be determined by Lessor In no event shall the rent exceed (100%) percent of the previous month's rent

13 SIGNS: Lessee shall not place or permit to be placed any sign, marquee awning, decoration or attachment on or to the roof, front, windows, doors or exterior walls of the Demised Premises without the prior written consent of Lessor Lessor may, without liability, enter upon the premises and remove any such sign, marquee awning, decoration or attachment affixed in violation of this paragraph Lessee agrees to pay the cost of removal thereof Lessor may establish rules and regulations and Lessee agrees to abide thereby except Lessee, at its sole obligation and at its sole expense, shall obtain the approval of any city or county agency prior to the installation of said signs and decorations

14 DELINQUENT PAYMENTS: Lessee hereby acknowledges that late payment by Lessee to Lessor of rent or other sums owing to Lessor under the terms and conditions of this Lease will cause to incur costs not contemplated in this Lease Therefore, Lessor and Lessee agree as follows:

          (a) SERVICE CHARGE: That it would be impractical or extremely difficult to fix Lessor's actual damages which may include, but are not limited to late penalties, processing or accounting charges or other charges which may be imposed on Lessor by premises Accordingly, if any installment of rent or other sums owing Lessor, which may include late charges, due from Lessee under the terms of the Lease, which are not received by Lessor or Lessor's agent within five (5) days after such amount shall be due, or postmark-dated by the US. Postal Service (not an office postage meter) within five (5) days after such amount shall be due, Lessee shall pay to Lessor, as additional rent, a late charge of five (5%) percent of any such late payments (b) INTEREST ON LATE PAYMENTS: Lessee shall also pay interest on the delinquent amounts at the lesser of the maximum rate permitted by law, if any, or ten (10%) percent per annum from the date due to the date paid (c) ADDITIONAL QUALIFYING LATE PAYMENTS: Any moneys tendered as rent or related obligations to Lessor by Lessee under the terms and conditions of this Lease in any form that for any reason other than Lessor's error or Lessor's bank's error, that does not clear or credit to Lessor's bank account, shall be deemed "delinquent payments" and the full provisions of Paragraph 13(a) and (b) above shall apply



15        SIDEWALK  OBSTRUCTIONS:   Lessee  shall  not  obstruct  the  sidewalks
          adjacent to the demised premises or any portion of the Common Area by placing any item thereon




16. TAXES: Lessee shall pay before delinquency all taxes, assessments, license fees, and other charges that are levied and assessed against Lessee's personal property installed or located in or on the demised premises and that become payable during the term On demand by Lessor, Lessee shall furnish Lessor with satisfactory evidence of these payments.

17 SUBORDINATION: Lessee accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing upon the demised premises or the Property as a whole, or hereinafter placed thereon, and to any renewals and extensions thereof, provided such subordination shall be upon the express condition that the Lease shall be recognized by the mortgagee in a document suitable for recording, and that the rights of the Lessee shall remain in force and effect during the term of this Lease so long as Lessee shall continue to perform all of the covenants and conditions of this Lease Lessee agrees that any such mortgagee shall have the right at any time to subordinate this Lease to any such mortgage, deed of trust or lien placed upon the Property with Lessor's consent. Lessee further agrees upon demand by Lessor to execute such further instruments subordinating  this  Lease as Lessor may  request.

18  INSURANCE AND INDEMNITY:

          (a) Notwithstanding anything contained in Paragraph above, entitled "USE," Lessee at its cost shall maintain public liability and property insurance, with liability limits of not less than $500,000 00 per person and $500,000.00 per occurrence, and property damage limits of not less than $500,000.00 per occurrence, insuring against all liability of Lessee and its authorized representatives arising out of and in connection with Lessee's use or occupancy of the premises and adjacent areas

          (b) Both parties shall be named as co-insured and Lessee's policy shall contain an endorsement requiring at least ten (10) days' written notice from the insurance company to both parties before cancellation or change of coverage, scope or amount of any policy, or due to lack of payment of premiums by Lessee

          (c) public liability and property damage insurance shall insure performance by Lessee of the indemnity provisions of the above paragraphs and shall be on a comprehensive general liability form In addition, Lessee shall carry employer's liability and workers' compensation insurance, as required by applicable law

          (d) Lessee shall at all times during the term and at its cost and expense, maintain in effect policies of insurance covering its fixtures and equipment located on the premises in an amount not less than one hundred percent (100%) of their actual cash value, and providing protection against any peril included within the classification "Fire and Extended Coverage", together with insurance against sprinkler damage, vandalism and malicious mischief The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the fixtures and equipment insured

          (e) Lessor shall at all times during the term maintain in effect a policy or policies of insurance covering the premises and the Property up to eighty percent (80%) of their current replacement value, providing protection against any peril included within the classifications "Fire and Extended Coverage", together with insurance against sprinkler damage, vandalism and malicious mischief

          (f) All insurance required to be carried by Lessee under this Lease shall: (I) be issued by insurance companies authorized to do business in the State of California with financial ratings of at least "A + 10" as rated in the most recent edition of Best's Insurance Reports; and (ii) be issued as a primary policy; and
               (iii) be on forms and with loss payable clauses reasonably satisfactory to Lessor

          (g) Each policy, or a certificate of the policy, together with evidence of premiums, shall be deposited with Lessor at the commencement of the term and on renewal of the policy not less than twenty (20) days before expiration of the term of the policy

          (h) The parties release each other, and their respective authorized representatives, from any claims for damage to any person or to the premises, the Property and the fixtures, personal property, Lessee's improvements and alterations of either Lessor or Lessee in or on the premises and the Property, that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of the damage Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease, If any insurance policy cannot be obtained with a waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact The other party shall have a period of ten (10) days after receiving the notice whether to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such policy is obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved

          (i) Lessee shall indemnify and hold harmless Lessor from and against any loss, liability or expense for any damage or injury to persons or property in or about the Property which may result from the use or occupation of the premises by Lessee, its agents, employees or invitees; provided, however, that Lessee's obligation to pay damages to Lessor shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by Lessor

          (j) Lessor shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise to property of Lessee, its employees, invitees or customers or any other person in or about the premises caused or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the premises, or from breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the premises, whether the damage or injury results from conditions arising upon the premises or upon other portions of the Property, or from other sources unless such damages are proximatety caused by Lessor's sole negligence Lessor shall not be liable for any damages arising from any act or neglect from any other tenant of the Property



19 SUBROGATION WAIVER: Anything in this Lease to the contrary notwithstanding, Lessor and Lessee each waive all rights of recovery, claim, action or cause of action against the other, its agents {including partners, both general and limited), officers, directors, shareholders or employees, for any loss or damage that may occur to the demised premises, or any improvements thereto, or the Property or any personal property of such party therein, by reason of fire, the elements or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees; and each party covenants that no insurer shall hold any right of subrogation against such other party. Lessee shall advise insurers of the foregoing and such waiver shall be a part of each policy maintained by Lessee, which applies to the demised premises, any part of the Property or Lessee's use and occupancy of any part thereof

20 FIRE CLAUSE: In the event of a partial destruction of the demised premises as hereinafter defined occurring at least one (1) year prior to the end of the term for any cause insured under a standard form of fire and extended coverage policy, Lessor shall forthwith repair the same, provided such repairs can be made within one hundred twenty
          (120) days from date of the destruction under the then applicable laws and regulations of federal, state, county and municipal authorities and in the light of the extent of materials and supplies But such partial destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be used based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the demised premises. If Lessor need not make such repairs, but nevertheless elects within a reasonable time to make the same, this Lease shall continue in full force and effect and the rent shall be proportionately reduced as aforesaid in this paragraph In the event Lessor does not so elect to make such repairs, or such repairs cannot be made, this Lease may be terminated at the option of either party In respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provisions of Section 1932, (2), and Section 1933, (4), of the Civil Code of the State of California are waived by Lessee

          In the event that the building in which the demised premises may be situated be destroyed to the extent of more than fifty (50%) percent of the floor area of said buildings in which the demised premises may be situated, or if the estimated cost of repair, less any insurance benefits receivable by Lessor, determined in good faith by Lessor, exceed ten (10%) percent of the then replacement value of the premises, Lessor may elect to terminate this Lease, whether the demised premises be injured or not.

          A total destruction of the Property or building in which the demised premises may be situated shall terminate this Lease

          Anything in these "FIRE" paragraphs above to the contrary, if at the time of any such damage, the amount of minimum rent remaining due hereunder for the balance of the term hereof is less than the cost of repairing such damage, then this Lease may at the option of Lessor be canceled by notice in writing to Lessee within ten (10) days from the date of such damage


21 DEFAULT: The occurrence of any of the following shall constitute a default by Lessee:

          (a) Failure to pay rent, or other obligations defined herein, when due, if the failure continues for five (5) days after notice to pay rent or quit has been given to Lessee

          (b) Abandonment or vacation of the premises Failure to occupy and operate the premises for twenty (20) consecutive days shall be deemed an abandonment and vacation

          (c) Breach or failure to perform any other provisions of the Lease if the breach or failure to perform is not cured within twenty (20) days after notice has been given to Lessee If the default cannot be reasonably cured within twenty (20) days, Lessee shall not be in default of this Lease if Lessee commences to cure the default within the twenty (20) day period diligently and in good faith continues to cure the default

          (d) The making by Lessee of any general assignment for the benefit of creditors; the filing by or against Lessee of a petition to have it adjudged a bankrupt or for reorganization or arrangement under any law relating to bankruptcy (other than involuntary petition dismissed within thirty (30) days; levy of a writ of attachment or execution on this Lease (unless the levy is released within tend (10) days; or appointment of a receiver with authority to take possession of the premises (unless the receiver is removed within thirty (30) days)

               Notice given under this section shall specify the alleged default and the applicable Lease provisions, and shall demand that Lessee perform the provision of this Lease or pay the rent that is in arrears, as the case may be, within the applicable period of time, or quit the premises No such notice shall be deemed a forfeiture of this Lease unless Lessor so elects in the notice

          Lessor shall have the following remedies if Lessee commits a default These remedies shall not be exclusive; they are cumulative in addition to any remedies now or later allowed by law, and Lessor may pursue any or all of them, separately or at the same time:

          (a) Lessor can continue this Lease in fuli force and effect, and this Lease will continue in effect as long as Lessor does not terminate Lessee's right to possession, and Lessor shall have the right to collect rent when due During the period Lessee is in default, Lessor can enter the premises and re-let them, or any part of them, to third parties for Lessee's account Lessee shall be liable immediately to Lessor for all costs Lessor incurs in re-letting the premises, including without limitation, brokers' commissions, expenses of remodeling the premises required by the re-letting , and like costs Re-letting can be for a period shorter or longer than the remaining term of this Lease Lessee shall pay to Lessor the rent due under this Lease on the dates the rent is due, less the rent Lessor receives from any re-letting No act by Lessor allowed by this subparagraph shall terminate this Lease unless Lessor notifies Lessee that Lessor elects to terminate this Lease. After Lessee's default and for as long as Lessor does not terminate Lessee's right to possession of the premises, if Lessee obtains Lessor's consent Lessee shall have the right to assign or sublet its interest in this Lease, but Lessee shall not be released from liability

          (b) Lessor can terminate Lessee's right to possession of the premises at any time No act by Lessor other than giving notice to Lessee shall terminate this Lease Acts of maintenance, efforts to re-let the premises or the appointment of a receiver on Lessor's initiative to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession On termination, Lessor has the right to recover from Lessee:

               (i) the worth at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

               (ii) the worth at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of the Lease until the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided;

               (iii) the  worth at the time of the award of the  amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided; and


               (iv) any other  amount,  and court costs  necessary to compensate
                    Lessor for all detriment proximately caused by Lessee's default

"The worth, at the time of the award", as used in (i) and (ii) of this subparagraph, is to be computed by allowing interest at the rate of twelve percent (12%) per annum "The worth, at the time of the award," as referred to in
(iii) of this subparagraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

If Lessee is in default of this Lease, Lessor shall have the right to have a receiver appointed to collect rent and conduct Lessee's business Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Lessor to terminate this Lease

Lessor, at any time after Lessee commits a default, can cure the default at Lessee's cost


For the purposes of this paragraph, the rent due for any calendar month after entry by Lessor following Lessee's default, whether or not this Lease is terminated, shall be deemed to be the average monthly rent, including any percentage rent and additional rent applicable, which shall have been payable by Lessee prior to Lessor's entry.

Lessor shall be in default of this Lease if it fails or refuses to perform any provision of this Lease that it is obligated to perform and the failure to perform is not cured within thirty (30) days after written notice of the default has been given by Lessee to Lessor if the default cannot reasonably be cured within thirty (30) days, Lessor shall not be in default of this Lease if Lessor commences to cure the default within the thirty (30) day period and diligently and in good faith continues to cure the default Lessee, at any time after Lessor commits a default, can cure the default at Lessor's cost If Lessee at any time, by reason of Lessor's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Lessee shall be due immediately from Lessor to Lessee at the time the sum is paid, and if paid at a later date shall bear interest at the rate of ten percent (10%) per annum from the date the sum is paid by Lessee until Lessee is reimbursed by Lessor. Lessor shall in addition be liable to Lessee for any and all damages sustained by Lessee as a result of Lessor's default; but Lessee shall have no right to terminate this Lease by reason of Lessor's default except as otherwise provided in this Lease.

22 RE-ENTRY ON DEFAULT: In the event of any breach of this Lease by Lessee, the Lessor, in addition to any other rights or remedies available, shall have the immediate right to re-enter said premises and to remove all persons and property there from, any such property to be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee Should Lessor elect to re-enter the demised premises or should possession thereof be taken pursuant to legal proceedings or otherwise, Lessor may either terminate this Lease, re-let the demised premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) at such rental or rentals and upon such other terms and conditions as Lessor in his sole discretion shall determine, with the right to make alterations and repairs to said premises In the event of any such re-letting,

          (a) Lessee shall immediately pay to Lessor any rent then accrued and unpaid, the costs and expenses of such re-letting and alterations and repairs, and the amount, if any, by which the rent reserved in this Lease for the period of such re-letting up to the end of the term of this Lease shall exceed the amount agreed to be paid as rent for the demised premises for such period; or,

          (b) at the option of Lessor, rents received by Lessor from such re-letting shall be applied: first, to the payment of any indebtedness, other than for future rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such re-letting and of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder

          If Lessee has been credited with any rent to be received by such re-letting under option (a), and such rent shall not be promptly paid to Lessor by the new tenant, or if such rentals received from such re-letting under option (b), during any month less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor Such deficiency shall be calculated and paid monthly No re-entry or taking possession of the premises by Lessor shall be construed as an election to terminate this Lease unless written notice of such intention is given Lessee or unless a court of competent jurisdiction thereof decrees termination Notwithstanding any such re-letting without termination, Lessor may at any time thereafter during the term of this Lease elect to terminate the same by reason of such previous breach. In the event that Lessor shall at any time terminate this Lease by reason of breach thereof by Lessee, then Lessor, in addition to any other remedy he may have, may recover from Lessee any damages incurred by reason of such breach including, without being limited to, the cost of recovering the premises, and the then excess, if any, of rental due pursuant to the provisions of this Lease for the remainder of the stated term over the then reasonable rental value of the premises for the remainder of the stated term, which amount shall become immediately due and payable by Lessee to Lessor


23 CONDITION OF PREMISES: The demised premised are to be delivered to the Lessee by Lessor in an "as is" condition, except that Lessor at its sole expense shall deliver up the premises with the roof, exterior walls and structural elements and supports in good condition and repair. Lessee may at its sole cost and expense remodel the premises; construct alterations, modifications and improvements on said demised premises to improve them for occupancy The Lessee shall make no alterations or improvements without Lessor's prior written approval of the plans and specifications which approval shall not be unreasonably withheld Notwithstanding, anything contained in "Removal of Furnishings, Fixtures and Equipment" paragraph, by entry hereunder, Lessee accepts the premises as described in "Demised Premises" paragraph and agrees on the last day of said term, or sooner termination of this Lease, to surrender unto Lessor said premises with said appurtenances in the same condition as when received, or as altered with Lessor's written consent, reasonable use and wear thereof, and damage by fire, acts of God, or by the elements excepted, and to remove all of Lessee's signs from said premises

          Lessor shall remove interior walls and repair skylight as set forth in the diagram labeled Exhibit A, attached herewith

24 REPAIRS: Lessee shall, at its sole cost, keep and maintain (including replacements if necessary) its demised premises and appurtenances and every part thereof (excepting exterior walls, roofs, and sewer lines outside the premises which Lessor agrees to repair), including heating, ventilation and air conditioning system, glazing, locks, and all sewer drains and traps clear and free of stoppage within Lessee's space, and the interior of the premises, in clean, good and sanitary order, condition and repair, hereby waiving all rights to make repairs or replacements at the expense of Lessor

25 ARBITRATION: The parties agree that, in the event of a dispute between them concerning the terms and conditions of the lease, including covenants, obligations, rights and amounts due, they shall submit such dispute for arbitration under Commercial Rules to the American Arbitration Association through its office nearest the Property. Such arbitration decision shall provide for consideration and awards of costs, expenses of arbitration and fees, reasonable attorney fees, consulting fees, expert witness fees and all other expenses of any kind or nature involved in the arbitration process in favor of the prevailing party Such consideration and awards may be reduced to judgment in any court of competent jurisdiction

26 ASSIGNMENT AND SUBLETTING: No interest of Lessee in this Lease shall be assignable by operation of law, (including, without limitation, the transfer of this Lease by testacy or intestacy) Lessee shall not voluntarily assign, transfer, mortgage or otherwise encumber all or any part of Lessee's interest in this Lease or in the premises; and any attempted assignment, transfer, mortgage, encumbrance or subletting without written consent of Lessor Lessor shall not unreasonably withhold or delay its consent Lessor's consent shall not be required for (and lessor shall not be entitled to any consideration in connection with) an assignment to Lessee's parent, subsidiary or affiliate (or similarly related entities) for an assignment in connection with merger, acquisition, reorganization or consolidation or in connection with sales of Lessee's (or its parent's or affiliate's) corporate stock or assets

          No subletting or assignment, even with the consent of Lessor, shall relieve Lessee of its obligations to be performed by Lessee under this Lease The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision of this Lease or consent to any assignment or subletting Each subletting or assignment to which Lessor has consented shall be by an instrument in writing in form satisfactory to Lessor, and shall be executed by the sublessor or assignor and by the sublessee or assignee in each instance, as the case may be, and each sublessee or assignee shall agree in writing for the benefit of Lessor to assume, to be bound by and to perform the terms, covenants, and conditions of this Lease, to be done, kept and performed by Lessee. One executed copy of such written instrument shall be delivered to Lessor Lessee agrees to reimburse Lessor for Lessor's reasonable attorney's fees and such other reasonable charges which Lessor incurs or causes to be incurred in conjunction with processing and documentation of any requested subletting or assignment of this Lease or Lessee's interest in and to the premises Lessee immediately and irrevocably assigns to Lessor, as security for Lessee's obligations under this Lease, all rent from any subletting of all or part of the premises as permitted by this Lease, and Lessor, as assignee and as attorney-in-fact for Lessee, or a receiver for Lessee appointed on Lessor's application, may collect such rent and apply it toward Lessee's obligations under this Lease; except that, until the occurrence of any act of default by Lessee, Lessee shall have the right to collect such rent.


27 CONDEMNATION: In the event all or part of the leased premises is taken or acquired for public use by condemnation or threat thereof:

          (a) Lessee's right to share in compensation otherwise payable to Lessor shall be as follows:


               (i) Whole Take; This Lease shall terminate on the date of transfer of title to the public agency or possession by the public agency; whichever comes first Lessee shall assert no claim for loss of bonus value but may recover prepaid rents, if any, and the then present worth remaining use of leasehold fixtures and improvements installed by Lessee with Lessor's written consent.

               (ii)  Partial Take (leaving remainder for the leasehold purpose):
                     Lessee may elect to terminate this Lease as of the date of transfer of title or possession and Lessee's compensation shall be the same as in a Whole Take If Lessee does not terminate, compensation shall be as if the remainder is usable

               (iii) Partial Take (leaving  remainder  usable for the  leasehold purpose): Lessee shall assert no claim of loss bonus value or obligation to pay future rents Lessee may recover the then value of the remaining use of leasehold fixtures and improvements installed by Lessee on the part taken with Lessor's written consent Then if the remainder's fair rent-al value will be less than the rent required under this Lease, Lessee may elect to have the rent reduced to a fair rental value from and after the date of transfer of title or possession

          (b)  Lessee must give  notice to Lessor of any of the above  elections
               within  twenty  (20)  days  after  obtaining   knowledge  of  the
               impending acquisition

               (i) Lessee will be deemed to have knowledge of the impending acquisition on its entry into negotiations with the condemning agency's representatives, on receipt of service of complaint and summons or order for immediate posses-sion, or on receipt of a letter of inquiry from Lessor advising Lessee of the impending acquisition and requesting notice of Lessee's resulting elections and contentions

               (ii) Lessee's notice shall contain a clear and unequivocal statement of its election under subparagraph (a) above, reasons for this election, Lessee's contention of compensation and/or the remainder's fair rental value and reasons for these contentions

               (iii) Time  is of the essence  and  the  express  purpose  of the required notice of Lessee's election, contentions, and reasons is that Lessor may rely on them in negotiation or litigation with the public agency

               (iv) Lessee's contentions shall not be conclusive as to the amount of compensation, or usability or fair rental value of the remainder, and any dispute on these issues shall be resolved under the rules and procedures for the American Arbitration Association

          (c) Lessee's failure to give notice of election, contentions, and reasons shail constitute a waiver of all rights to compensation and/or reduction of rent and, in the event of a partial taking, rent shall continue throughout the remaining term in the full amount provided



28 RECORDATIOIM: This lease shail not be recorded, except that if either party requests the other party to do so, the parties shall execute a Memorandum of Lease in recordable form. Lessee shall execute and deliver to Lessor on the expiration or termination of this Lease, immediately on Lessor's request, a quitclaim deed to the leasehold premises, in recordable form, designating Lessor as transferee



29 ENTRY BY LESSOR: Lessee shall permit Lessor and its agents to enter the demised premises at all reasonable times for any purpose, including but not limited to the following purposes: to inspect the same; to maintain the building in which the demised premises are located; to make repairs, alterations or additions to any other portion of the building as Lessor is obligated or may elect to make; to post notices of non-responsibility for alterations, additions or repairs Lessor shall have such right to entry and the right to fulfill the purpose thereof without any rebate of rent to Less for any loss of occupancy or quiet enjoyment of the Demised Premises.


30 ATTORNEYS' FEES: If Lessor shall be made a party of any litigation commenced by or against Lessee, Lessee shall pay all costs, expenses and attorneys' fees incurred by Lessor in connection with such litigation except in the event that such litigation shall determine Lessor has committed a breach of this Lease and shall adjudicate that Lessor is liable therefore In the event of any action at law or inequity between Lessor and Lessee to enforce any of the provisions and/or rights hereunder, the unsuccessful party to such litigation covenants and agrees to pay to the successful party all costs and expenses, including reasonable attorneys' fees incurred therein by such successful party, and if such successful party shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included in and as part of such judgment



31 LAWS AND REGULATIONS: Lessee, at its own cost and expense, shall comply promptly with all laws, rules and orders of all federal, state and municipal governments, or departments, concerning the Demised Premises or Lessee's use of the Demised Premises, including, without limitation, the requirement to alter, maintain, or restore the Demised Premises in conformity with all laws relating to the condition, use or occupancy of the Demised Premises during the term, and shall likewise promptly comply with the requirements of the Board of Fire Underwriters Americans with Disabilities Act concerning the premises

32 SALE OR TRANSFER OF PREMISES: If Lessor sells or transfers the Property, Lessor shall be released from any liability occurring under this Lease after consummation of the sale or transfer if Lessor's successor has assumed in writing Lessor's obligations under this Lease, and Lessor shall be discharged from any further liability in reference to the security deposit.

33 DAMAGE TO EXTERIOR OF BUILDING: Lessee hereby agrees to reimburse Lessor up to and including an amount equal to Lessor's deductible amount in Lessor's property damage insurance policy for any damage to the exterior of the building, including roof, store fronts, entrance doors and locks of the Lessee's portion of the Property that is a result attributable to any criminal act of vandalism, or burglary, attributable acts of Lessee, its employees, agents, or the acts of Lessee's invitees


34. FAILURE OR INTERRUPTION OF SERVICE: Lessor shall not be liable in damages or otherwise for any failure or interruption of any Common Area services being furnished to the Property, and no failure or interruption of Common Area services shall entitle Lessee to terminate this Lease.

35 CLEANLINESS: Lessee shall keep the premises in a neat, clean and sanitary condition at all times Lessee shall not commit or permit any waste or nuisance on the premises and shall keep the walks and corridors adjacent to the premises free from Lessee's rubbish and debris Lessee shall provide janitorial service at Lessee's expense. All rubbish and debris shall be removed by Lessee from the premises at such times and to such places in the Property as Lessor may designate from time to time

36 LIENS: Lessee shall keep the premises and the Property free from any liens arising out of work performed for, materials furnished for or obligations incurred by Lessee. In the event that Lessee shall not, within ten (10) days following the imposition of any such iien, cause it to be released of record, Lessor shall have, in addition to all other remedies provided in this Lease and by law, the right but not the obligation to cause the lien to be released by whatever means it deems proper, including payment of the claim giving rise to the lien. All sums paid by Lessor for this purpose, and all expenses incurred by it in connection with such lien, shall be payable to Lessor by Lessee on demand. Lessor shall have the right to post and keep posted on the premises any notices that may be provided by law or which Lessor may deem to be proper for the protection of Lessor, the premises and Property from such liens, and Lessee shall give Lessor at least fourteen (14) days prior notice of the date of commencement of any construction on the premises in order to permit the posting of a Notice of Non- Responsibility or other notice Lessor may deem necessary

37 ABANDONMENT: Lessee agrees not to vacate or abandon the premises at any time during the demised term Should Lessee vacate or abandon said premises or be dispossessed by process of law or otherwise, such abandonment, vacation or dispossession shall be a breach of this Lease and, in addition to any other rights which Lessor may have, Lessor may remove any personal property belonging to Lessee which remains on the demised premises and store the same, the cost of such removal and storage to be charged to the account of Lessee

38 NUISANCE: Lessee shall not commit, or suffer to be committed, any waste upon the demised premises, or any public or private nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the demised premises may be located Lessee shall neither conduct nor permit to be conducted any sale by auction on the demised premises

39 NOTICES: All notices given to Lessee may be given in writing or by depositing the same in the United States mails, postage prepaid, and addressed to Lessee at 1719 Powell Street, San Francisco, CA 94133 whether or not Lessee has departed from, abandoned or vacated the premises Notice by Lessee to Lessor shall be given in writing personally or by depositing in the United States mails, postage prepaid, addressed to Lessor, in care of Fiynn Investments, 1717 Powell Street, Suite 300, San Francisco, CA 94133, or at such place as Lessor may, from time to time, by like notice, designate

40 ESTOPPEL CERTIFICATE: At any time and from time to time but not on less than ten (10) days prior written request by Lessor, Lessee will execute, acknowledge and deliver to Lessor, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect {or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Lessee of any default by Lessee or Lessor which has not been cured, except as to defaults specified in said certificate, and (d) such other matters as may be reasonably requested by Lessor Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust on the building or any part thereof

41 INTERPRETATION: This Lease shall be construed and interpreted in accordance with the Laws of the State of California This Lease, together with its exhibits attached to this Lease and incorporated by reference, contains all the agreements of the parties (except for any guaranty of Lessee's obligations which may be required by Lessor) and cannot be amended or modified except by a written agreement All provisions, whether designated covenants and conditions, on the part of Lessee shall be deemed to be both covenants and conditions The captions and the index of this Lease shall have no effect on its interpretation When required by the context of this Lease, the singular shall include the plural Party shall mean Lessor or Lessee; and if at any time more than one person is Lessor or Lessee, the obligations imposed on that party shall be joint and several. The unenforceability, invalidity or illegality of a provision shall not render the other provisions unenforceable, invalid or illegal Time is of the essence of each provision of this Lease The provisions of this Lease shall (subject to the provisions as to assignments) benefit and bind the heirs, successors, personal representatives and assigns of the parties The waiver of Lessor of any breach of any term, covenant or condition herein contained shall be deemed to be a waiver of such terms, covenant or condition or any subsequent breach of same or any other term, covenant or condition herein contained The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent

42 REMOVAL OF FURNISHINGS, FIXTURES AND EQUIPMENT: Lessee shall remove all of its store furnishings, fixtures and equipment from the premises on expiration or within ten (10) days after the termination of the Lease; except that no fixtures shall be removed without Lessor's consent if their removal would impair the structural strength of the premises or damage any improvements within the premises Lessee shall fully repair any damage caused by the removal of its store furnishings, fixtures and equipment Any store furnishings, fixtures and equipment not removed within the time specified above shall at Lessor's option become the property of Lessor All plumbing and electrical wiring and fixtures, vents, flues, hot water tanks, sinks, pipes and other equipment and fixtures presently located on the premises are now and shall remain the property of Lessor If Lessee desires to replace any of the said items presently on the premises, whether the property of Lessor or Lessee, the rights of the parties to any such replacement item shall remain as hereinabove set forth. If Lessee introduces into the premises any anew fixtures or equipment that could be classified as a fixture or a trade fixture, s/he shall not be entitled to remove any such item unless s/he has obtained the written consent of the Lessor at the time of the installation of said item

43 FICTITIOUS BUSINESS NAME: Lessee warrants that it is a Delaware corporation permitted to do business in the City and County of San Francisco

44 UTILITIES: Lessee shall pay for all utilities, including water, gas, heat, light, power, trash collection, janitorial and all other services supplied to or consumed in or on the leased premises


45 INDEMNIFICATION OF LESSOR: Lessor shall not be liable for any claims of loss or damage however caused to property occurring on the demised premises or any part thereof from any causes except that Lessor shall be liable to lessee for damage resulting from the Negligence of Lessor or its authorized representatives. Any loss or damage as a result of water leakage, breaking pipes, theft, fire, etc will be borne by Lessee As these are insurable risks, the Lessee is encouraged to obtain insurance for his/her protection Lessee understands that anything placed within the building other than in the leased premises is done so at Lessee's own risk Lessee shall indemnify Lessor from any cause of action for personal injury on the demised premises from any cause whatsoever

46 ENTIRE AGREEMENT: This Lease constitutes the entire agreement between Lessor and Lessee and voids any previous leases regarding this space, between either Lessee or Lessor, and no promises or representations, expressed or implied, either written or oral, not herein set forth shall be binding upon or inure to the benefit of Lessor or Lessee This Lease shall not be modified by any oral agreement, either express or implied and all modification hereof shall be in writing and signed by both Lessor and Lessee

  IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease the day and year first above written.



 LESSEE: TOP GROUP HOLDINGS, INC.        LESSOR: CASA FLYNN, LLC
 A Delaware Corporation                  A California Limited Liability Company




By:_____________________________         By:____________________________________

                                    EXHIBIT A





[GRAPHIC OMITTED]




                                                                       SKYLIGHT










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Lessee's Initials                                           Lessor's Initials